UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2018 (September 28, 2018)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2018, in connection with the previously announced separation of ServiceMaster Global Holdings, Inc.’s (the “Company”) American Home Shield business (the “Separation”) through the distribution of approximately 80.2% of the outstanding common stock of frontdoor, inc., a wholly owned subsidiary of the Company (“Frontdoor”), to the Company’s stockholders (the “Distribution”), the Company entered into several agreements with Frontdoor that govern the relationship of the parties following the Distribution, including the following:

•                  a Separation and Distribution Agreement;

•                  a Transition Services Agreement;

•                  a Tax Matters Agreement;

•                  an Employee Matters Agreement; and

•                  a Stockholder and Registration Rights Agreement.

Separation and Distribution Agreement

Transfer of Assets and Assumption of Liabilities

The Separation and Distribution Agreement identifies the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to each of Frontdoor and the Company as part of the Separation, and provides for when and how these transfers, assumptions and assignments will occur.  In particular, the Separation and Distribution Agreement provides, among other things, which:

•                  assets (whether tangible or intangible) primarily related to, or included on the balance sheet of, the American Home Shield business, which are referred to as the “Frontdoor Assets,” will be transferred to Frontdoor, generally including:

•                  equity interests in certain subsidiaries of the Company that hold assets primarily related to the American Home Shield business;

•                  customer, distribution, supply and vendor contracts (or portions thereof) to the extent they relate to the American Home Shield business;

•                  certain third-party vendor contracts for services primarily related to the American Home Shield business;

•                  rights to technology, software and intellectual property primarily related to the American Home Shield business;

•                  exclusive rights to information exclusively related to our business and nonexclusive rights to information related to the American Home Shield business;

•                  rights and assets expressly allocated to us pursuant to the terms of the Separation and Distribution Agreement or certain other agreements entered into in connection with the Separation;

•                  permits used in the American Home Shield business; and

•                  other assets that are included in the Frontdoor pro forma balance sheet;

•                  liabilities primarily related to, or included on the balance sheet of, the American Home Shield business, which are referred to as the “Frontdoor Liabilities,” will be retained by or transferred to Frontdoor; and

•                  all of the assets and liabilities (including whether accrued, contingent, or otherwise) other than the Frontdoor Assets and Frontdoor Liabilities (such assets and liabilities, other than the Frontdoor Assets and the Frontdoor Liabilities, referred to as the “ServiceMaster Assets” and “ServiceMaster Liabilities,” respectively) will be retained by or transferred to the Company.

Except as expressly set forth in the Separation and Distribution Agreement or any ancillary agreement, neither Frontdoor nor the Company makes any representation or warranty as to (1) the assets, business or liabilities transferred or assumed as part of the Separation, (2) any approvals or notifications required in connection with the transfers, (3) the value of or the freedom from any security interests of any of the assets transferred, (4) the absence or presence of any defenses or right of setoff or freedom from counterclaim with respect to any claim or other asset of either Frontdoor or the Company, or (5) the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset or thing of value to be transferred in connection with the Separation.  All assets were transferred on an “as is,” “where is” basis, and the respective transferees will bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good and marketable title, free and clear of all security interests, and that any necessary consents or governmental approvals are not obtained or that any requirements of laws, agreements, security interests or judgments are not complied with.

The Separation and Distribution Agreement provides that, in the event that the transfer or assignment of certain assets and liabilities to Frontdoor or the Company, as applicable, does not occur prior to the Separation, then until such assets or liabilities are able to be transferred or assigned, Frontdoor or the Company, as applicable, will hold such assets on behalf and for the benefit of the other party and will pay, perform, and discharge such liabilities, for which the other party will reimburse Frontdoor or the Company, as applicable, for all commercially reasonable payments made in connection with the performance and discharge of such liabilities.

Claims

In general, each party to the Separation and Distribution Agreement will assume liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities and will indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters.

Releases

The Separation and Distribution Agreement provides that Frontdoor and its affiliates will release and discharge the Company and its affiliates from all liabilities assumed by Frontdoor as part of the Separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the Distribution Date relating to Frontdoor’s business, and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the Separation and Distribution Agreement.  The Company and its affiliates will release and discharge Frontdoor and its affiliates from all liabilities retained by the Company and its affiliates as part of the Separation and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the Separation and Distribution Agreement.

These releases will not extend to obligations or liabilities under any agreements between the parties that remain in effect following the Separation, which agreements include, but are not limited to, the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement, the Employee Matters Agreement, and certain other agreements, including the transfer documents in connection with the Separation.

Indemnification

In the Separation and Distribution Agreement, Frontdoor agreed to indemnify, defend and hold harmless the Company, each of its affiliates and each of their respective directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

•                  the Frontdoor Liabilities;

•                  the failure of Frontdoor or any other person to pay, perform or otherwise promptly discharge any of the Frontdoor Liabilities, in accordance with their respective terms, whether prior to, at or after the Distribution;

•                  except to the extent relating to a ServiceMaster Liability, any guarantee, indemnification or contribution obligation for Frontdoor’s benefit by the Company that survives the Distribution;

•                  any breach by Frontdoor of the Separation and Distribution Agreement or any of the ancillary agreements; and

•                  any untrue statement or alleged untrue statement or omission or alleged omission of material fact in the registration statement of which this information statement forms a part, or in this information statement (as amended or supplemented), other than any such statements or omissions directly relating to information regarding the Company, provided to us by the Company, for inclusion therein.

In the Separation and Distribution Agreement, the Company agreed to indemnify, defend and hold harmless Frontdoor, each of its affiliates and each of their respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from:

•                  the ServiceMaster Liabilities;

•                  the failure of the Company or any other person to pay, perform, or otherwise promptly discharge any of the ServiceMaster Liabilities, in accordance with their respective terms whether prior to, at, or after the Distribution;

•                  except to the extent relating to a Frontdoor Liability, any guarantee, indemnification or contribution obligation for the benefit of the Company by Frontdoor that survives the Distribution;

•                  any breach by the Company of the Separation and Distribution Agreement or any of the ancillary agreements; and

•                  any untrue statement or alleged untrue statement or omission or alleged omission of a material fact directly relating to information regarding the Company, provided to Frontdoor by the Company, for inclusion in the registration statement of which this information statement forms a part, or in this information statement (as amended or supplemented).

The Separation and Distribution Agreement also establishes procedures with respect to claims subject to indemnification and related matters.

Insurance

The Separation and Distribution Agreement provides for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the Distribution Date and sets forth procedures for the administration of insured claims and addresses certain other insurance matters.

Further Assurances

In addition to the actions specifically provided for in the Separation and Distribution Agreement, except as otherwise set forth therein or in any ancillary agreement, both Frontdoor and the Company agree in the Separation and Distribution Agreement to use reasonable best efforts, prior to, on and after the Distribution Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by the Separation and Distribution Agreement and the ancillary agreements.

Dispute Resolution

The Separation and Distribution Agreement contains provisions that govern, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between the Company and Frontdoor related to the Separation or Distribution.  These provisions contemplate that efforts will be made to resolve disputes, controversies and claims by elevation of the matter to executives of the Company and Frontdoor.  If such efforts are not successful, either Frontdoor or the Company may submit the dispute, controversy or claim to binding arbitration, subject to the provisions of the Separation and Distribution Agreement.

Expenses

Except as expressly set forth in the Separation and Distribution Agreement or in any ancillary agreement, all costs and expenses incurred in connection with the Separation and Distribution, including costs and expenses relating to legal and tax counsel, financial advisors and accounting advisory work related to the Separation and Distribution, will be paid by the party incurring such cost and expense.

Other Matters

Other matters governed by the Separation and Distribution Agreement include access to financial and other information, confidentiality, access to and provision of records and treatment of outstanding guarantees and similar credit support.

Termination

The Separation and Distribution Agreement provides that it may be terminated, and the Separation and Distribution may be modified or abandoned, at any time prior to the Distribution Date in the sole discretion of the Company without the approval of any person, including Frontdoor stockholders or the Company’s stockholders.  In the event of a termination of the Separation and Distribution Agreement, no party, nor any of its directors, officers, or employees, will have any liability of any kind to the other party or any other person.  After the Distribution Date, the Separation and Distribution Agreement may not be terminated, except by an agreement in writing signed by both the Company and Frontdoor.

Transition Services Agreement

Pursuant to the Transition Services Agreement, the Company and Frontdoor will provide certain services to one another, on an interim, transitional basis.  The services to be provided include certain information technology services, finance and accounting services and human resource and employee benefits services.  The agreed-upon charges for such services are generally intended to allow the providing company to recover all costs and expenses of providing such services.

The Transition Services Agreement will terminate on the expiration of the term of the last service provided under it, which will generally be no later than December 31, 2019.

Subject to certain exceptions in the case of willful misconduct or fraud, the liability of the Company and Frontdoor under the transition services agreement for the services they provide will be limited to a specified maximum amount.  The Transition Services Agreement also provides that neither company shall be liable to the other for any indirect, exemplary, incidental, consequential, remote, speculative, punitive or similar damages.

Tax Matters Agreement

The Tax Matters Agreement governs the respective rights of the Company and Frontdoor, responsibilities and obligations after the Distribution with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the Distribution and certain related transactions to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, tax elections, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters.

The Tax Matters Agreement also imposes certain restrictions on Frontdoor and its subsidiaries (including, among others, restrictions on share issuances, business combinations, sales of assets and similar transactions) designed to preserve the tax-free status of the Distribution and certain related transactions.  The Tax Matters Agreement provides special rules that allocate tax liabilities in the event the Distribution, together with certain related transactions, is not tax-free.  In general, under the Tax Matters Agreement, each party is expected to be responsible for any taxes imposed on the Company or Frontdoor that arise from the failure of the Distribution, together with certain related transactions, to qualify as a transaction that is generally tax-free under Sections 355 and 368(a)(1)(D) and certain other relevant provisions of the Code, to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party’s respective stock, assets or business, or a breach of the relevant representations or covenants made by that party in the Tax Matters Agreement.  However, if such failure was the result of any acquisition of our shares or assets, or of any of Frontdoor’s representations, statements or undertakings being incorrect, incomplete or breached, Frontdoor generally will be responsible for all taxes imposed as a result of such acquisition or breach.

Notwithstanding receipt by the Company of the IRS private letter ruling and the opinion(s) of tax advisors, the IRS could assert that the Distribution or certain related transactions do not qualify for tax-free treatment for U.S. federal income tax purposes.  If the IRS were successful in taking this position, Frontdoor, the Company, and the Company’s stockholders could be subject to significant U.S. federal income tax liability.  In addition, certain events that may or may not be within the control of the Company or Frontdoor could cause the Distribution and certain related transactions to not qualify for tax-free treatment for U.S. federal income tax purposes.  Depending on the circumstances, Frontdoor may be required to indemnify the Company for taxes and certain related amounts resulting from the Distribution and certain related transactions not qualifying as tax-free.

Employee Matters Agreement

The Employee Matters Agreement allocates liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs and other related matters.  The Employee Matters Agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company.

The Employee Matters Agreement provides that, unless otherwise specified, the Company will be responsible for liabilities associated with employees who will be employed by the Company following the Separation, former employees whose last employment was with the ServiceMaster businesses, and Frontdoor will be responsible for liabilities associated with employees who will be employed by Frontdoor following the Separation and former employees whose last employment was with Frontdoor’s businesses.

The Employee Matters Agreement will provide for the conversion of the outstanding awards granted under the Company’s equity compensation programs into adjusted awards relating to shares of the Company and/or Frontdoor common stock.  The adjusted awards generally are subject to substantially the same terms, vesting conditions, post-termination exercise rules and other restrictions that applied to the original ServiceMaster award immediately before the Separation.

Stockholder and Registration Rights Agreement

Pursuant to the Stockholder and Registration Rights Agreement, Frontdoor agrees that, upon the request of the Company, Frontdoor will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of Frontdoor common stock retained by the Company.  In addition, the Company will agree to vote any shares of Frontdoor common stock that it retains immediately after the Separation in proportion to the votes cast by our other stockholders.  In connection with such agreement, the Company will grant Frontdoor a proxy to vote its shares of Frontdoor common stock in such proportion.  This proxy, however, will be automatically revoked as to any particular share upon any sale or transfer of such share from the Company to a person other than the Company, and neither the voting agreement nor proxy will limit or prohibit any such sale or transfer.

The foregoing description of certain terms of these agreements does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of these agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, each of which is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2018, the Company completed the Distribution and the Separation of Frontdoor from the Company. Frontdoor is now an independent public company trading under the symbol “FTDR” on the Nasdaq Global Select Market. The Distribution was made to the Company’s stockholders of record as of the close of business on September 14, 2018 (the “Record Date”), and such stockholders received one share of Frontdoor common stock for every two shares of Company common stock held as of close of business on the Record Date.

On October 1, 2018, the Company issued a press release announcing the completion of the Distribution.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Distribution, Peter L. Cella, Richard P. Fox and William C. Cobb resigned as directors of the Company, effective as of immediately prior to the Distribution, to serve as directors of Frontdoor.  Effective as of the Distribution, the Board of Directors of the Company decreased its size from ten directors to seven directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of September 28, 2018, by and between ServiceMaster Global Holdings, Inc. and frontdoor, inc.

10.1	Transition Services Agreement, dated as of September 28, 2018, by and between ServiceMaster Global Holdings, Inc. and frontdoor, inc.

10.2	Tax Matters Agreement, dated as of September 28, 2018, by and between ServiceMaster Global Holdings, Inc. and frontdoor, inc.

10.3	Employee Matters Agreement, dated as of September 28, 2018, by and between ServiceMaster Global Holdings, Inc. and frontdoor, inc.

10.4	Stockholder and Registration Rights Agreement, dated as of September 28, 2018, by and between ServiceMaster Global Holdings, Inc. and frontdoor, inc.

99.1	Press release of ServiceMaster Global Holdings, Inc., issued October 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2018	SERVICEMASTER GLOBAL HOLDINGS, INC.

	By:	/s/ Anthony D. Dilucente
		Name:	Anthony D. Dilucente
		Title:	Senior Vice President and Chief Financial Officer